AMENDMENT NO. 16 TO TRANSFER AND ADMINISTRATION AGREEMENT
          AMENDMENT NO. 16 TO TRANSFER AND ADMINISTRATION AGREEMENT, dated as of March 27, 2007 (this “Amendment”), to that certain Transfer and Administration Agreement dated as of March 21, 2001, as amended by Amendment No. 1 to Transfer and Administration Agreement dated as of November 30, 2001, Amendment No. 2 to Transfer and Administration Agreement dated as of December 14, 2001, Amendment No. 3 to Transfer and Administration Agreement dated as of March 20, 2002, Amendment No. 4 to Transfer and Administration Agreement dated as of March 29, 2002, Amendment No. 5 to Transfer and Administration Agreement dated as of May 22, 2002, Amendment No. 6 and Limited Waiver to Transfer and Administration Agreement dated as of September 27, 2002, Amendment No. 7 to Transfer and Administration Agreement dated as of February 19, 2003, Amendment No. 8 to Transfer and Administration Agreement dated as of April 14, 2003, Amendment No. 9 to Transfer and Administration Agreement dated as of August 13, 2003, Amendment No. 10 to Transfer and Administration Agreement dated as of February 18, 2004, Amendment No. 11 to Transfer and Administration Agreement dated as of August 13, 2004, Amendment No. 12 to Transfer and Administration Agreement dated as of February 14, 2005, Amendment No. 13 to Transfer and Administration Agreement dated as of February 13, 2006, Amendment No. 14 to Transfer and Administration Agreement dated as of October 31, 2006 and Amendment No. 15 to Transfer and Administration Agreement dated as of February 12, 2007 (as so amended and in effect, the “TAA”), by and among Arrow Electronics Funding Corporation, a Delaware corporation (the “SPV”), Arrow Electronics, Inc., a New York corporation, individually (“Arrow”) and as the initial Master Servicer, the several commercial paper conduits identified on Schedule A to the TAA and their respective permitted successors and assigns (the “Conduit Investors”; each individually, a “Conduit Investor”), the agent bank set forth opposite the name of each Conduit Investor on such Schedule A and its permitted successors and assigns (each a “Funding Agent”) with respect to such Conduit Investor, and Bank of America, National Association, a national banking association, as the administrative agent for the Investors (the “Administrative Agent”), and the financial institutions from time to time parties thereto as Alternate Investors. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.
PRELIMINARY STATEMENTS:
          WHEREAS, the SPV, Arrow, the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent have entered into the TAA;
          WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent agree to make certain changes and amendments to the TAA;

     WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and the Administrative Agent are willing to make such changes and amendments to the TAA;
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Amendments to the TAA. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the TAA is hereby amended as follows:
          Section 1.1 The definition of “Arrow Rating Event” now appearing in Section 1.1 of the TAA is hereby deleted in its entirety and replaced with the following:
“Arrow Rating Event” means the withdrawal or downgrade of the long-term senior unsecured debt rating of Arrow below either BBB- or Baa3 by S&P and Moody’s, respectively.
          Section 1.2 The definition of “Commitment Termination Date” now appearing in Section 1.1 of the TAA is hereby deleted in its entirety and replaced with the following:
“Commitment Termination Date” means the earlier to occur of (a) March [___], 2010 and (b) the date upon which the Termination Date is declared or automatically occurs pursuant to Section 8.2.
          Section 1.3 Clause (b)(iii) of the definition of “Eligible Receivables” now appearing in Section 1.1 of the TAA is hereby deleted in its entirety and replaced with the following:
(iii) which according to the Contract related thereto, is required to be paid in full within no more than 90 days of the original billing date therefor.
          Section 1.4 The definition of “Facility Limit” now appearing in Section 1.1 of the TAA is hereby deleted in its entirety and replaced with the following:
“Facility Limit” means $612,000,000; provided that such amount may not at any time exceed the aggregate Commitments then in effect.
          Section 1.5 The definition of “Interest Component” now appearing in Section 1.1 of the TAA is hereby deleted in its entirety and replaced with the following:

“Interest Component” means, at any time of determination, with respect to Commercial Paper issued by a Conduit Investor, the aggregate Yield accrued and to accrue through the end of the current Rate Period for the Portion of Investment accruing Yield calculated by reference to the CP Rate at such time (determined for such purpose using the CP Rate most recently determined by the Related Funding Agent, multiplied by the Fluctuation Factor).
          Section 1.6 The definition of “Maximum Net Investment” now appearing in Section 1.1 of the TAA is hereby deleted in its entirety and replaced with the following:
“Maximum Net Investment” means $600,000,000 in the event the Facility Limit is $612,000,000, and at any other time, the Facility Limit divided by 1.02, rounded down to the nearest $1,000.
          Section 1.7 The definition of “Net Pool Balance” now appearing in Section 1.1 of the TAA is hereby amended to add the following new phrase at the end thereof:
     and (iii) the aggregate, for all Obligors, of the amount by which the Unpaid Balances of Eligible Receivables that are required to be paid in full within 61 to 90 days of the original billing date therefor exceeds 20% of the Unpaid Balances of all Receivables.
          Section 1.8 The definition of “Receivable” now appearing in Section 1.1 of the TAA is hereby amended to add the following new sentence at the end thereof:
     The term “Receivable” shall not include any Key Link Receivable.
          Section 1.9 The definition of “Yield Payment Date” now appearing in Section 1.1 of the TAA is hereby deleted in its entirety and replaced with the following:
“Yield Payment Date” means, with respect to a Conduit Investor and its Related Alternate Investor, each Remittance Date, provided, however, that after the occurrence of a Termination Date, the Yield Payment Date with respect to a Conduit Investor and its Related Alternate Investor shall be the last day of each Rate Period.
          Section 1.10 Section 1.1 now appearing in the TAA is hereby further amended to add the following new definitions thereto:
“Key Link Receivable” means any indebtedness or obligations owed by any Obligor and arising in connection with the sale or lease of goods or the rendering of services by the Key Link Group.

“Key Link Group” means, collectively, the discrete divisions or other business units formed by Arrow through its Support Net, Inc. subsidiary to hold and operate the assets and properties acquired from, and to conduct the business formerly conducted by, the Key Link Division of Agilysys Inc.
          Section 1.11 Clause (a) of Section 2.3 now appearing in the TAA is hereby deleted in its entirety and replaced with the following:
“(a) Notice. The SPV shall request an Investment hereunder, by request to the Administrative Agent given by facsimile in the form of an Investment Request:
(i) For aggregate Investment amounts of $5,000,000 or more, but not greater than $50,000,000, by no later than 10:00 a.m. (New York City time) on the same Business Day as the proposed date of such Investment, in which case the Administrative Agent will notify the Funding Agent for each Conduit Investor and Alternate Investor, as applicable, of the Administrative Agent’s receipt of such Investment Request by no later than 11:00 a.m. (New York City time) on the same Business Day as the proposed date of the Investment;
(ii) For aggregate Investment amounts of greater than $50,000,000 but not greater than $100,000,000, by no later than 3:00 p.m. (New York City time) one (1) Business Day prior to the proposed date of such Investment, in which case the Administrative Agent will notify the Funding Agent for each Conduit Investor and Alternate Investor, as applicable, of the Administrative Agent’s receipt of such Investment Request by no later than 4:00 p.m. (New York City time) one (1) Business Day prior to the proposed date of the investment;
(iii) For aggregate Investment amounts of greater than $100,000,000, by no later than 3:00 p.m. (New York City time) two (2) Business Days prior to the proposed date of such Investment, in which case the Administrative Agent will notify the Funding Agent for each Conduit Investor and Alternate Investor, as applicable, of the Administrative Agent’s receipt of such Investment Request by no later than 4:00 p.m. (New York City time) two (2) Business Days prior to the proposed date of the investment.
Each such Investment Request shall specify (i) the desired amount of such Investment (which shall be at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof or, to the extent that the then available unused portion of the Maximum Net Investment is less than such amount, such lesser amount equal to such available unused portion of the Maximum Net Investment), including the aggregate Pro Rata Shares per Funding Agent of such Investment and (ii) the desired date of such Investment (the “Investment Date”) which shall be a Permitted Investment Date.

          Section 1.12 Section 2.5 now appearing in the TAA is hereby deleted in its entirety and replaced with the following:
SECTION 2.5 Yield, Fees and Other Costs and Expenses. Notwithstanding any limitation on recourse herein, the SPV shall pay, as and when due in accordance with this Agreement, all Fees, Yield, all amounts payable pursuant to Article IX, if any, and the Servicing Fees. On each Remittance Date, to the extent not paid pursuant to Section 2.12 for any reason, the SPV shall pay to the Administrative Agent, for the benefit of the Funding Agents on behalf of the Conduit Investors or the Alternate Investors, as applicable, an amount equal to the accrued and unpaid Yield in respect of the prior calendar month. Nothing in this Agreement shall limit in any way the obligations of the SPV to pay the amounts set forth in this Section 2.5.
          Section 1.13 Section 6.2 now appearing in the TAA is hereby amended to add the following new clause (r) thereto:
(r) Key Link Group. Until such time as the Investors may agree to purchase Asset Interests in the Key Link Receivables, each of the SPV and the Master Servicer shall cause the Key Link Group to be operated as a division or unit separate from the other divisions and units of Arrow and separate from the other Originators with the effect that (i) invoicing and collection systems shall be utilized for the Key Link Group that are separate and distinct from the invoicing and collection systems utilized for the Receivables, (ii) no invoice shall be issued to any Obligor covering both a Receivable and a Key Link Receivable and (iii) all collections on Key Link Receivables shall be remitted to accounts other than the Blocked Accounts or the Collection Account. Whether the Investors at any time agree to purchase Asset Interests in the Key Link Receivables shall be in the sole and absolute discretion of the Investors and shall in any event not occur prior to the date the Investors and their agents have performed such due diligence in respect of the Key Link Receivables as they deem necessary and appropriate and the Transaction Documents have been amended, in form and substance satisfactory to the Investors, to accommodate such purchase facility.
          Section 1.14 Clause (h) of Section 8.1 now appearing in the TAA is hereby deleted in its entirety and replaced with the following:
(h) the average Default Ratio for any period of three (3) consecutive months exceeds 6.0%; or
          Section 1.15 The TAA presently provides that a Conduit Investor has the option of being either a Match Funding Conduit Investor or a Pooled Funding Conduit Investor.

On the effective date of this Amendment, (i) such option shall terminate, (ii) each Conduit Investor shall thereupon and at all times thereafter be deemed to be a Pooled Funding Conduit Investor and (iii) each term or provision of the TAA, including, without limitation, Section 2.4(b), relating to a Conduit Investor as a Match Funding Conduit Investor shall cease to be operative or available.
          Section 1.16 Schedule A to the TAA is hereby deleted in its entirety and replaced with the schedule attached hereto as Annex I.
          Section 1.17 Schedule B to the TAA and all references thereto throughout the TAA are hereby deleted in their entirety.
          Section 1.18 The definition of “Dilution Horizon Ratio” now appearing in Schedule II to the TAA is hereby deleted in its entirety and replaced with the following:
“Dilution Horizon Ratio” for any Calculation Period means the quotient of (a) the aggregate amount of sales by the Originators giving rise to Receivables in the most recently concluded period consisting of the greater of (i) one and one-half (1.5) Calculation Periods and (ii) the weighted average dilution horizon calculated in accordance with the Agreed Upon Procedures as set forth in Schedule V, divided by (b) the Net Pool Balance as of the Month End date for such Calculation Period.
          Section 1.19 The last sentence of clause (c) of Section 2.13 now appearing in Schedule III to the TAA is hereby deleted in its entirety and replaced with the following:
For purposes hereof “Required Notice Days” means (i) no later than 3:00 p.m. (New York City time) one (1) Business Day in the case of a reduction of Net Investment of up to $50,000,000, in which case the Administrative Agent shall notify the Funding Agent for each Conduit Investor and Alternate Investor, as applicable, of the Administrative Agent’s receipt of the SPV’s notice no later than 4:00 p.m. on such day, (ii) no later than 3:00 p.m. (New York City time) two (2) Business Days in the case of a reduction of Net Investment of at least $50,000,001 and less than $100,000,000, in which case the Administrative Agent shall notify the Funding Agent for each Conduit Investor and Alternate Investor, as applicable, of the Administrative Agent’s receipt of the SPV’s notice no later than 4:00 p.m. on such day and (iii) no later than 3:00 p.m. (New York City time) three (3) Business Days in the case of a reduction of Net Investment of $100,000,000 or more, in which case the Administrative Agent shall notify the Funding Agent for each Conduit Investor and Alternate Investor, as applicable, of the Administrative Agent’s receipt of the SPV’s notice no later than 4:00 p.m. on such day.

          Section 1.20 Schedule 11.3 to the TAA is hereby deleted in its entirety and replaced with the schedule attached hereto as Annex II.
          Section 1.21 The chart in Schedule IV to the TAA is hereby deleted in its entirety and replaced with the following:

		Program Fee
		Rate (Per Annum) (prior
Rating	Facility Fee	to an Accounting Based
S&P/Moody’s	Rate (Per Annum)	Consolidation Event)
Greater than or equal to BBB+/Baa1	0.080%	0.150%

BBB/Baa2	0.100%	0.175%

BBB-/Baa3	0.125%	0.225%

BB+/Ba1	0.150%	0.375%

BB/Ba2	0.200%	0.500%

BB-/Ba3	0.200%	0.650%

Less than BB-/Ba3 or not rated by each of S&P and Moody’s	Base Rate	Base Rate
     SECTION 2. Representations and Warranties of the SPV and Arrow. To induce the Conduit Investors, Alternate Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof, after giving effect to the amendments set forth herein:
          Section 2.1. Authority. The SPV and Arrow each has the requisite corporate power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA (as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA (as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

          Section 2.2. Enforceability. This Amendment has been duly executed and delivered by the SPV and Arrow. This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the Agreement, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.
          Section 2.3. Representations and Warranties. The representations and warranties contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof after giving effect to this Amendment.
          Section 2.4. No Termination Event. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.
     SECTION 3. Conditions Precedent. This Amendment shall become effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:
          Section 3.1. This Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto.
          Section 3.2. Additional Documents. The Administrative Agent shall have received all additional approvals, certificates, documents, instruments and items of information as the Administrative Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent and each Funding Agent.
          Section 3.3 Amendment Fee. Each of the Funding Agents shall have received payment of an amendment fee equal to (i) 0.05% multiplied by (ii) the sum of the Commitments of the related Alternate Investors and divided by (iii) 1.02.

     SECTION 4. References to and Effect on the Transaction Documents.
          Section 4.1. Except as specifically amended and modified hereby, each Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
          Section 4.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Section 1 hereof.
          Section 4.3. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
          Section 4.4. Each reference in the TAA to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in any other Transaction Document to “the Transfer and Administration Agreement”, “thereunder”, “thereof” or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Arrow Electronics Funding Corporation,
as SPV

By:	/s/ Ira Birns

Name: Ira Birns
Title: President

Arrow Electronics, Inc.,
individually and as Master Servicer

By:	/s/ Ira Birns

Name: Ira Birns
Title: Vice President & Treasurer
Signature Page to
Amendment No. 16 to
Arrow Electronics
Transfer and Administration Agreement

YC SUSI Trust, as a Conduit Investor By: Bank of America, N.A., Administrative Trustee
By:	/s/ Jeremy Grubb
	Name:	Jeremy Grubb
	Title:	Vice President

Bank of America, National Association, as a Funding Agent, as Administrative Agent, and as an Alternate Investor
By:	/s/ Jeremy Grubb
	Name:	Jeremy Grubb
	Title:	Vice President

Signature Page to
Amendment No. 16 to
Arrow Electronics
Transfer and Administration Agreement

Liberty Street Funding Corp., as a Conduit Investor
By:	/s/ Jill A. Gordon
	Name:	Jill A. Gordon
	Title:	Vice President

The Bank of Nova Scotia, as a Funding Agent and as an Alternate Investor
By:	/s/ Michael Eden
	Name:	Michael Eden
	Title:	Director

Signature Page to
Amendment No. 16 to
Arrow Electronics
Transfer and Administration Agreement

Gotham Funding Corporation, as a Conduit Investor
By:	/s/ Franklin P. Collazo
	Name:	Franklin P. Collazo
	Title:	Secretary

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, (formerly known as The Bank of Tokyo-Mitsubishi, Ltd., New York Branch) as a Funding Agent
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, (formerly known as The Bank of Tokyo-Mitsubishi, Ltd., New York Branch) as an Alternate Investor
By:	/s/ Jesse A. Reid Jr.
	Name:	Jesse A. Reid Jr.
	Title:	Authorized Signatory

Signature Page to
Amendment No. 16 to
Arrow Electronics
Transfer and Administration Agreement

Park Avenue Receivables Company, LLC, as a Conduit Investor By: JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), its attorney-in-fact
By:	/s/ Mark Connor
	Name:	Mark Connor
	Title:	Vice President

JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as a Funding Agent and as an Alternate Investor
By:	/s/ Mark Connor
	Name:	Mark Connor
	Title:	Vice President

Signature Page to
Amendment No. 16 to
Arrow Electronics
Transfer and Administration Agreement

Variable Funding Capital Company LLC, as a Conduit Investor By: Wachovia Capital Markets, LLC, as attorney-in-fact

By:	/s/ Douglas R. Wilson, Sr.
	Name:	Douglas R. Wilson, Sr.
	Title:	Director

Wachovia Bank, National Association, as a Funding Agent and as an Alternate Investor
By:	/s/ William P. Rutkowski
	Name:	William P. Rutkowski
	Title:	Vice President

Signature Page to
Amendment No. 16 to
Arrow Electronics
Transfer and Administration Agreement

ANNEX I
Schedule A

	Conduit			Alternate
	Funding	Related Alternate	Related Funding	Investor(s)
Conduit Investor	Limit	Investor(s)	Agent	Commitment

YC SUSI Trust	$138,720,000	Bank of America, National Association	Bank of America, National Association	$138,720,000

Liberty Street Funding Corp.	$138,720,000	The Bank of Nova Scotia	The Bank of Nova Scotia	$138,720,000

Gotham Funding Corporation	$138,720,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$138,720,000

Park Avenue Receivables Company, LLC	$97,920,000	JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank)	JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank)	$97,920,000

Blue Ridge Asset Funding Corporation	$97,920,000	Wachovia Bank, National Association	Wachovia Bank, National Association	$97,920,000
Schedule A-1

ANNEX II
Schedule 11.3
Address and Payment Information
If to the Conduit Investors:
(1)	YC SUSI Trust
Global Securitization Services
114 West 47th Street
Suite 2310
New York, New York 10036
Attention: Kevin P. Burns
Telephone: 631/587-4700
Facsimile: 212/302-8767
(2)	Liberty Street Funding Corp.
c/o Global Securitization Services, LLC
114 West 47th Street
Suite 1715
New York, NY 10036
Attention: Andrew L. Stidd
Telephone: 212/302-5151
Facsimile: 212/302-8767
(3)	Gotham Funding Corporation
c/o The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, New York 10020
Attention: Kristy Yee
Telephone: 212/782-4913
Facsimile: 212/782-6998
(4)	Park Avenue Receivables Company, LLC
c/o JPMorgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017
Attention: Mark Connor
Telephone: 212/834-5681
Facsimile: 212/834-6657
(5)	Blue Ridge Asset Funding Corporation
c/o Wachovia Capital Markets, LLC
301 South College Street, TW-16
Mail Stop NC-0171
Schedule 11.3-1

Charlotte, NC 28288
Attention: Douglas R. Wilson
Tel. No.: (704) 374-2520
Facsimile No.: (704) 383-9579
If to the Alternate Investors:
(1)	Bank of America, National Association
NC1-027-19-01
214 North Tryon Street, 19th Floor
Charlotte, NC 28255
Attention: Global Asset Backed Securitization Group;
                 Portfolio Management
Attention: Jessica Richmond
Telephone: 704/388-8371
Facsimile: 704/387-2828
(2)	The Bank of Nova Scotia
1 Liberty Plaza, 26th Floor
New York, New York 10006
Attention: Michael Eden
Telephone: 212/225-5070
Facsimile: 212/225-5290
(3)	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, New York 10020
Attention: US Corporate Banking, PMG Group, Spencer Hughes
Telephone: 212/782-4226
Facsimile: 212/782-6998
(4)	JPMorgan Securities Inc.
c/o Park Avenue Receivables Company, LLC
270 Park Avenue, 10th Floor
New York, New York 10017
Attention: Mark Connor
Telephone: 212/834-5681
Facsimile: 212/834-6657
(5)	Wachovia Bank, National Association
191 Peachtree Street, N.E.
Mail Stop GA-8088
Atlanta, GA 30303
Attention: Victoria Dudley
Telephone: 404/332-6562
Facsimile: 404/332-5152
Schedule 11.3-2

If to the Funding Agents:
(1)	Bank of America, National Association,
as Funding Agent for YC SUSI Trust
NC1-027-19-01
214 North Tryon Street, 19th Floor
Charlotte, NC 28255
Attention: Global Asset Backed Securitization Group;
                 Portfolio Management
Telephone: 704/388-8371
Facsimile: 704/387-2828
Payment Information:
Deutsche Bank
ABA 021001033
Account No.: 00428541
Account Name: DBTCA as Trustee for YC SUSI
(2)	The Bank of Nova Scotia,
as Funding Agent for Liberty Street Funding Corp.
1 Liberty Plaza, 26th Floor
New York, New York 10006
Attention: Michael Eden
Telephone: 212/225-5070
Facsimile: 212/225-5290
Payment Information:
The Bank of Nova Scotia- New York Agency
ABA No. 026-002-532
Account No. 02158-13
Reference: Arrow Electronics Funding Corporation [Reason for Payment]
(3)	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch,
as Funding Agent for Gotham Funding Corporation
1251 Avenue of the Americas
10th Floor
New York, New York 10020
Attention: Aditya Reddy
Telephone: 212/782-6957
Facsimile: 212/782-6448
Payment Information:
Bank of Tokyo-Mitsubishi UFJ Trust Company
Schedule 11.3-3

ABA No. 026-009-687
Account Name: Gotham Funding Corporation
Account No. 310035147
Reference: Arrow - Electronics
(4)	JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Funding Agent for Park Avenue Receivables Company, LLC
Chase Tower
Mail Suite: IL1-0079
Chicago, IL 60670
Attention: D’Andrea Anderson
Telephone: (312) 732-7206
Facsimile: (312) 732-1844
Payment Information:
JPMorgan Chase Bank, N.A.
ABA No. 021000021
Account Title: Park Avenue Company
Account No. 645475302
Reference: Arrow Electronics
Attention: D’Andrea Anderson
(5)	Wachovia Bank, National Association,
as Funding Agent for Blue Ridge Asset Funding Corporation
201 South College Street
Charlotte, NC 28288
Attention: Sherry McInturf
Telephone: 704/715-1125
Facsimile: 404/332-5152
Payment Information:
First Union National Bank
ABA No. 053000219
Account Name: CP Liability Account
Account No. 2000010384921
Reference: Arrow Electronics
If to the SPV:
Arrow Electronics Funding Corporation
7459 South Lima Street
Building 2
Englewood, Colorado 80112
Telephone:
Schedule 11.3-4

Facsimile:
Payment Information:
Chase Manhattan Bank
ABA 021 000 021
Account No. 323-1-96500
Reference A/R Securitization Funding
If to Arrow or the Master Servicer:
Arrow Electronics, Inc.
50 Marcus Drive
Melville, New York 11747
Telephone: (631) 847-1657
Facsimile: (631) 847-5379
Payment Information:
Chase Manhattan Bank
New York, NY
ABA 021000021
Account No. 144-0-91175
If to the Administrative Agent:
Bank of America, National Association
NC1-027-19-01
214 North Tryon Street, 19th Floor
Charlotte, NC 28255
Attention: Global Asset Backed Securitization Group;
                 Portfolio Management
Attention: Jessica Richmond and Jeremy Grubb
Telephone: 704/388-8371 or 704/386-7261
Facsimile: 704/387-2828
Additional copy of Master Servicer Report, Investment Request to be delivered to:
Bank of America, National Association,
as Administrator
NC1-027-19-01
214 North Tryon Street
Charlotte, NC 28255
Attention: Global Asset Backed Securitization Group;
                 Portfolio Management, Jessica Richmond
Telephone: 704/388-8371
Schedule 11.3-5

Facsimile: 704/387-2828
Email: jessica.a.richmond@bankofamerica.com
Payment Information:
Collection Account
ABA 026009593
Account Name: BA as Agent for Investors - Collection Account (Arrow)
Account No. 0006 8765 0051
Reference: Arrow Electronics
Funding Account
ABA 026009593
Account Name: BA as Agent for Investors - Arrow Electronics
Account No. 0006 8765 0048
Reference: Arrow Electronics
Schedule 11.3-6